Exhibit 23(b)


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Casey's General Stores, Inc.


         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Legal Opinions and Experts" in the Prospectus.


Des Moines, Iowa                                     KPMG PEAT MARWICK LLP
September 11, 1997